United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 19, 2022 (November 14, 2022)

Date of Report (Date of earliest event reported)

AGBA GROUP HOLDING LIMITED

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38909	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AGBA Tower 68 Johnston Road Wan Chai, Hong Kong SAR	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3601 8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	AGBA	NASDAQ Capital Market
Warrants, each warrant exercisable for one-half of one Ordinary Share for $11.50 per full share	AGBAW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of AGBA Group Holding Limited (f/k/a AGBA Acquisition Limited) (the “Company”), originally filed by the Company on November 18, 2022 (the “Original Report”), in which the Company reported, among other events, the consummation of the Business Combination (as defined in the Original Report) on November 14, 2022.

This Amendment is being filed solely for the purpose of supplementing the previously filed consolidated financial statements and pro forma condensed consolidated financial information provided under Item 9.01(a) and 9.01(b) in the Original Report to include (i) the unaudited consolidated financial statements of OnePlatform International Limited (f/k/a OnePlatform Holdings Limited) and TAG Asia Capital Holdings Limited (the “TAG Business”), as of September 30, 2022 and for the nine months ended September 30, 2022 and 2021, (ii) the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of the TAG Business as of September 30, 2022 and for the nine months ended September 30, 2022 and 2021, and (iii) the unaudited pro forma condensed combined financial information of the TAG Business as of and for the nine months ended September 30, 2022.

This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements of the TAG Business as of September 30, 2022 and for the nine months ended September 30, 2022 and 2021, and the related notes thereto are attached to this Amendment as Exhibit 99.1 and are incorporated herein by reference.

Also included as Exhibit 99.3 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of the TAG Business as of September 30, 2022 and for the nine months ended September 30, 2022 and 2021.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of the TAG Business as of and for the nine months ended September 30, 2022 is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited condensed consolidated financial statements of the TAG Business as of September 30, 2022 and for the nine months ended September 30, 2022 and 2021
99.2	Unaudited pro forma condensed combined financial statements of the TAG Business as of and for the nine months ended September 30, 2022
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the TAG Business as of September 30, 2022 and for the nine months ended September 30, 2022 and 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGBA GROUP HOLDING LIMITED

	By:	/s/ Shu Pei Huang, Desmond
		Name:	Shu Pei Huang, Desmond
		Title:	Acting Group Chief Financial Officer

Dated: December 19, 2022

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